EXHIBIT 10.5

                  THIRD AMENDED AND RESTATED SECURITY AGREEMENT

         This THIRD AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement"), made this ____ day of July 2004, by and among CommercialWare, Inc., a Delaware corporation ("CWI"), Transaction Smartware, Inc., a New York corporation and wholly-owned subsidiary of CWI ("TSI"), ASA International Ltd., a Delaware corporation ("ASA"), and Capital Resource Partners IV, L.P., a Delaware limited partnership ("CRP"). Each of CWI and TSI shall each be referred to from time to time herein as a "Grantee" and together as the "Grantees"; each of ASA and CRP shall each be referred to from time to time herein as a "Secured Party" and together as the "Secured Parties." This Agreement amends and restates the Second Amended and Restated Security Agreement by and among CWI, CommercialWare Partners, a New York general partnership ("CWP"), CRP and CRP Investment Partners IV, LLC, a Delaware limited liability company ("CRPLLC" and together with CRP the "CRP Entities") dated May 23, 2003 (the "Original Security Agreement").

                              W I T N E S S E T H :
                              ---------------------

      WHEREAS, CWI entered into a Letter Agreement dated as of June 28, 2002, as amended on May 27, 2003, with Citizens Bank of Massachusetts ("Citizens") (the "Original Credit Agreement"), to borrow money from Citizens from time to time.

      WHEREAS, ASA and the CRP Entities each agreed to guarantee the payment obligations (up to $350,000 as to each of ASA and the CRP Entities) of CWI under the Original Credit Agreement pursuant to certain letters of credit in favor of Citizens;

      WHEREAS, it was a condition to ASA and the CRP Entities delivering such letters of credit that CWI grant to each of ASA and the CRP Entities a security interest in certain of its assets, which it did pursuant to the Original Security Agreement;

      WHEREAS, CWI and Citizens have agreed to amend the Original Credit Agreement pursuant to an amendment dated as of the date hereof, pursuant to which, among other things, TSI has become a party to the Credit Agreement (the Original Credit Agreement as so amended is referred to as the "Credit Agreement");

      WHEREAS, ASA and CRP have agreed to guarantee the payment obligations (up to $500,000 from ASA and up to $900,000 from CRP) of the Grantees under the Credit Agreement pursuant to certain letters of credit in favor of Citizens (together, the "Letters of Credit") pursuant to a Letters of Credit Agreement by and among CWI, ASA and CRP, dated as of the date hereof (the "Letters of Credit Agreement") in consideration of the Grantees granting ASA and CRP certain security interests in their respective assets as described herein;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

         1. Security Interest.
            ------------------

         To secure the due payment and performance of all indebtedness and other liabilities and obligations, whether now existing or hereafter arising, of the Grantees to the Secured Parties under, arising out of or in any way connected with the Letters of Credit, the Letters of Credit Agreement and all instruments, agreements and documents executed, issued and delivered pursuant thereto, including, without limitation, this Agreement, all hereinafter referred to collectively as the "Obligations," (i) CWI hereby assigns, mortgages, pledges, hypothecates, transfers and sets over to the Secured Parties and grants to the Secured Parties a lien upon and security interest in (a) the IP Collateral of CWI set forth, referred to, or listed on, Schedule I annexed hereto and made a part hereof (all herein after referred to as the "CWI IP Collateral") and (b) the Other Collateral of CWI set forth, referred to, or listed on, Schedule II annexed hereto and made a part hereof (all herein after referred to as the "Other CWI Collateral" and together with the IP Collateral, the "CWI Collateral"), and (ii) TSI hereby assigns, mortgages, pledges, hypothecates, transfers and sets over to the Secured Parties and grants to the Secured Parties a lien upon and security interest in (a) the IP Collateral of TSI set forth, referred to, or listed on, Schedule IV annexed hereto and made a part hereof (all herein after referred to as the "TSI IP Collateral") and (b) the Other Collateral of TSI set forth, referred to, or listed on, Schedule V annexed hereto and made a part hereof (all herein after referred to as the "Other TSI Collateral" and together with the IP Collateral, the "TSI Collateral" and, together with the CWI Collateral, the "Collateral").

         Notwithstanding the foregoing and anything contained herein, the Secured Parties' lien on the CWI IP Collateral shall be subordinate to the first lien held by ASA ("ASA Lien") with respect to the CWI IP Collateral as set forth in that certain Security Agreement dated March 3, 1999 between CWI and ASA, as same may be amended from time to time ("ASA Security Agreement"). Accordingly, unless and until all amounts due and owing to ASA under CWI's $2,558,197.26 Amended and Restated Promissory Note dated June 3, 2002, as same may be amended from time to time (the "ASA Note") are repaid in full to ASA, the Secured Parties shall not enforce any security interests in, foreclose, levy or execute upon, or collect or attach any of the CWI IP Collateral.

         Notwithstanding the foregoing and anything contained herein, the Secured Parties' lien on (i) the Other CWI Collateral shall be subordinate to the first lien held by Citizens ("Citizens CWI Lien") with respect to the Other CWI Collateral as set forth in that certain Security Agreement dated June 28, 2002 between CWI and Citizens, as same may be amended from time to time ("Citizens Security Agreement"), and (ii) the Other TSI Collateral shall be subordinate to the first lien held by Citizens ("Citizens TSI Lien" and, together with Citizens CWI Lien, the "Citizens Liens") with respect to the Other TSI Collateral as set forth in that certain Security Agreement dated as of the date hereof between TSI and Citizens, as same may be amended from time to time ("TSI Security Agreement"). Accordingly, unless and until all amounts due and owing to Citizens under the Grantees' $1,400,000.00 Amended and Restated Master Note dated July __, 2004, as same may be amended from time to time (the "Citizens Note") are repaid in full to Citizens, the Secured Parties shall neither call a default under the Letters of Credit or Letters of Credit Agreement, nor enforce any security interests in, foreclose, levy or execute upon, or collect or attach any of the Other CWI Collateral or the Other TSI Collateral, including any of CWI's or TSI's insurance proceeds in respect of the Other CWI Collateral or Other TSI Collateral, respectively.

         2. Grantees' Title; Liens and Encumbrances.
            ----------------------------------------

         CWI represents and warrants that it is, or, to the extent that this Agreement states that the CWI Collateral is to be acquired after the date hereof, will be, the owner of the CWI Collateral, having good and marketable title thereto, free from any and all liens, security interests, encumbrances and claims, other than the ASA Lien and the Citizens CWI Lien. CWI will not create or assume or permit to exist any such lien, security interest, encumbrance or claim on or against the CWI Collateral, other than the ASA Lien and the Citizens CWI Lien, except as created by this Agreement and as permitted by the Letters of Credit, the Letters of Credit Agreement, the ASA Note, the ASA Security Agreement, the Citizens Note and the Citizens Security Agreement and CWI will promptly notify the Secured Parties of any such other claim, lien, security interest or other encumbrance made or asserted against the CWI Collateral and will defend the CWI Collateral against any such claim, lien, security interest or other encumbrance.

         TSI represents and warrants that it is, or, to the extent that this Agreement states that the TSI Collateral is to be acquired after the date hereof, will be, the owner of the TSI Collateral, having good and marketable title thereto, free from any and all liens, security interests, encumbrances and claims, other than the Citizens TSI Lien. TSI will not create or assume or permit to exist any such lien, security interest, encumbrance or claim on or against the TSI Collateral, other than the Citizens TSI Lien, except as created by this Agreement and as permitted by the Letters of Credit, the Letters of Credit Agreement, the Citizens Note and the TSI Security Agreement and TSI will promptly notify the Secured Parties of any such other claim, lien, security interest or other encumbrance made or asserted against the TSI Collateral and will defend the TSI Collateral against any such claim, lien, security interest or other encumbrance.

         3. Location of Collateral and Records.
            -----------------------------------

         Each of the Grantees represents and warrants that it has no place of business or offices where its books of account and records are kept, or places where the CWI Collateral or TSI Collateral, as the case may be, is used, stored or located, except as set forth on Schedule III annexed hereto, and covenants that it will promptly notify the Secured Parties of any change in the foregoing representation. Each of the Grantees shall at all times maintain its records as to the CWI Collateral and the TSI Collateral, as the case may be, at its chief place of business at the addresses referred to on Schedule III and at none other. The Grantees further covenant that except for Collateral delivered to ASA or an agent for ASA, Citizens or an agent for Citizens, or the Secured Parties or an agent for the Secured Parties, the Grantees will not store, use or locate any of the Collateral at any place other than as listed on Schedule III hereto.

         4. Perfection of Security Interest.
            --------------------------------

         The Grantees will join with the Secured Parties in executing one or more financing statements pursuant to the Uniform Commercial Code or other notices appropriate under applicable law in form satisfactory to the Secured Parties and will pay all filing or recordings costs with respect thereto, and all costs of filing or recording this Agreement or any other instrument, agreement or document executed and delivered pursuant hereto or to the Letters of Credit Agreement (including the costs of all Federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by the Secured Parties to be necessary or desirable. The Grantees hereby authorize each Secured Party to take all action (including, without limitation, the filing of any Uniform

Commercial Code Financing Statements or amendments thereto without the signature of the Grantees) which such Secured Party may deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Agreement. All such financing statements shall indicate that the interests of the Secured Parties in the CWI IP Collateral are subordinate to the ASA Lien and that the interests of the Secured Parties in the Other CWI Collateral and Other TSI Collateral are subordinate to the Citizens Liens.

         5. General Covenants.
            ------------------

            The Grantees shall:

              a. furnish to each Secured Party from time to time at such Secured Party's request written statements and schedules further identifying and describing the Collateral in such detail as such Secured Party may reasonably require;

              b. advise each Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have an adverse effect on the value of the Collateral or on such Secured Party's security interest therein;

              c. comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Grantees' business, provided that the Grantees may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in each Secured Party's opinion, adversely affect its rights or the priority of its security interest in the Collateral;

              d. perform and observe all covenants, restrictions and conditions contained in the Letters of Credit as though all such covenants, restrictions and conditions were fully set forth in this Agreement; and

              e. promptly execute and deliver to the Secured Parties such further assignments, agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Parties may from time to time in their sole unanimous discretion deem necessary to perfect, protect or enforce its security interest in the Collateral or otherwise to effectuate the intent of this Agreement, the Letters of Credit, including, without limitation, appropriate documents and instruments to grant the Secured Parties liens and security interests in any and all assets of any subsidiaries formed or acquired subsequent to the date of this Agreement subject to the senior right to acquire a security interest in such asset by ASA and/or Citizens, as the case may be.

         6. Rights and Remedies on Default.
            -------------------------------

         In the event the Grantees fail to pay any of the Obligations when due, the Secured Parties shall at any time thereafter have the right, with or without notice to the Grantees, as to any or all of the Collateral, by any available judicial procedure, or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Grantees agree that the Secured Parties shall have the right to sell, borrow against, repossess, or otherwise dispose of all or any part of the Collateral, upon ten (10) days prior written notice, whether in its then condition or after further preparation or processing, either at public or private sale for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Parties in their sole unanimous discretion may deem advisable, and they shall have the right to purchase any of the Collateral at any such sale and, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, the Secured Parties shall have the right, at their option to do such rebuilding, repairing, preparation, processing or completion of manufacturing, for the purpose of putting the Collateral in such saleable or disposable form as it shall deem appropriate. At the Secured Parties' request, the Grantees shall assemble the Collateral and make it available to the Secured Parties at places which the Secured Parties shall select, whether at the Grantees' premises or elsewhere and make available to the Secured Parties, without rent, the Grantees' premises and facilities for the purpose of the Secured Parties taking possession of, collecting, removing or putting the Collateral in saleable or disposable form. Subject to the rights of ASA and Citizens, the proceeds of any such sale, lease or other disposition of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like and to the reasonable attorneys' fees, collection fees and legal expenses incurred by the Secured Parties, and then to satisfaction of the Obligations (subject to paragraph 7 below), and to the payment of any other amounts required by applicable law, after which the Secured Parties shall account to the Grantees for any surplus proceeds. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Grantees will be liable for the deficiency, together with interest thereon, at the default interest rate, if any, prescribed in the Letters of Credit, and/or the Letters of Credit Agreement, as applicable, and the reasonable fees of any attorneys or agents employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, the Grantees waive all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral. Any event of default as to any Letter of Credit or Letter of Credit Agreement shall be deemed an event of default as to all such other instruments. Notwithstanding the above, no Secured Party will exercise any rights under this paragraph 6 on its own behalf or on the behalf of all Secured Parties unless all Secured Parties have agreed in writing to such actions and the Secured Parties' rights under this paragraph 6 are subject to the provisions of Section 1 hereto.

         7. Intercreditor Relationship.
            ---------------------------

         Subject to ASA's rights with respect to the CWI IP Collateral pursuant to the ASA Lien:

              a. The Secured Parties agree that notwithstanding applicable law, the Secured Parties' relative priorities as to the Collateral shall be on a pari passu based on all amounts outstanding under the respective Obligations owed to them.

              b. Until all the Obligations are fully paid, any payments of any Obligations to the Secured Parties, whether or not in respect to the Collateral, shall be made on a pari passu basis based on all amounts outstanding under the respective Obligations owed to them. However, in the event that a dispute exists between the Secured Parties or a question is raised by the Grantees with regard to the payment of any Obligations, the Grantees shall retain such amounts in escrow until instructed upon the appropriate distribution of the amounts by either: (1) a writing signed by both Secured Parties; or (2) a valid court order rendered by a court of competent jurisdiction.

              c. This Agreement and the terms and provisions hereof are solely for the benefit of the Grantees, ASA and the CRP Entities and their respective successors and assigns and shall not benefit any person not specifically a party to this Agreement, other than Citizens. Nothing in this Agreement is intended to affect, limit, or in any way diminish the security interest, mortgage liens or other liens which ASA and CRP claim in the Collateral insofar as the rights of the Grantees and third parties are concerned. The Secured Parties specifically reserve any and all of their respective rights, security interests, mortgage liens or other liens and right to assert security interest, mortgage liens or other liens against the Grantees and any third parties, including guarantors. The Grantees acknowledge and consent to all of the terms of this Agreement.

              d. Should any Secured Party receive any money relating to the Obligations in excess of the amounts such Secured Party is entitled to under subparagraphs 7.a and 7.b above, it will (unless otherwise restricted by law) hold the same in trust for the other Secured Parties and promptly pay over the same to the other Secured Parties pursuant to paragraph 7; any excess shall be paid over to the Grantees.

              e. Each Secured Party to this Agreement hereby waives any right to require any other party to marshall any Collateral or otherwise to compel any other party to seek recourse against or satisfaction of the Obligations owed to it from one source before seeking recourse or satisfaction from another source.

              f. This Agreement is entered into solely for the purposes set forth in the Recitals above, and, except as is expressly provided otherwise herein, no party to this Agreement assumes any responsibility to the other party to advise such other party of information regarding the financial condition of the Grantees or regarding any Collateral or of any other circumstances bearing upon the risk of non-payment of the obligations of any or all of the Grantees to the Secured Parties. Each Secured Party shall be responsible for managing its relationship with the Grantees, and no party shall be deemed the agent of any other party for any purpose. Each of the Secured Parties hereto may alter, amend, supplement, release, discharge or otherwise modify any terms of the documents evidencing and embodying its loans with the Grantees without notice to or consent of the other party.

              g. The Secured Parties agree that any amounts paid by CWI to ASA in accordance with the terms of the ASA Note shall not be considered money related to the Obligations for the purposes of this Agreement.

         8. Costs and Expenses.
            -------------------

         Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by each Secured Party, in connection with the preparation of this Agreement and all other documents relating hereto (including, without limitation, the Letters of Credit and the Letters of Credit Agreement, including the bank fees charged in connection therewith) and the consummation of this transaction, the filing or recording of financing statements and other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or the enforcing, foreclosing, collecting, retaking, holding, storing, processing, selling or otherwise realizing upon the Collateral and the Secured Parties' security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transactions to which this Agreement relates, shall be borne and paid by the Grantees on demand by such Secured Party and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the default interest rate, if any, prescribed in the applicable notes or other agreements pursuant to which such obligation(s) is owed to such Secured Party.

         9. Power of Attorney.
            ------------------

         In the event the Grantees fail to pay any of the Obligations when due but subject to the provisions of Section 1 hereof, the Grantees hereby authorize the Secured Parties and do hereby make, constitute and appoint the Secured Parties, acting unanimously, and any agent of the Secured Parties with full power of substitution, as the Grantees' true and lawful attorney-in-fact, with power, in its own name or in the name of the Grantees, to endorse any note, check, draft, money order or other instrument of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Grantees; to sign and endorse any other documents relating to Collateral; to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and, generally, to do, at the Secured Parties' option and at the Grantees' expense, at any time, or from time to time, all acts and things which the Secured Parties deem reasonably necessary to protect, preserve and realize upon the Collateral and the Secured Parties security interest therein in order to effect the intent of this Agreement and the Letters of Credit and/or the Letters of Credit Agreement as fully and effectually as the Grantees might or could do; and the Grantees hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

         10. Notices.
            ---------

         Any notices required or permitted to be sent hereunder shall be delivered personally or by an overnight courier service or mailed via certified mail, return receipt requested to a party at the address set forth at the end of this Agreement or such other address as any party hereto designates by written notice to the other, and shall be deemed to have been given upon delivery, if delivered personally or by overnight courier service, with receipt acknowledged or three business days after mailing, if mailed in accordance with the foregoing provisions.

         11. Other Security.
            ----------------

         To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right in their unanimous sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties' rights and remedies hereunder.

         12. Indemnification.
             ----------------

         The Grantees agree to defend, indemnify and hold harmless each of the Secured Parties (collectively, the "Parties") and their officers, employees and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions between the Grantees and the Parties in connection with the transactions contemplated by this Agreement or the Original Security Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by the Parties as a result of or in any way arising out of, following or consequential to transactions between the Grantees and the Parties, under this Agreement or the Original Security Agreement (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of such Party's gross negligence or willful misconduct.

         13. Miscellaneous.
             --------------

              a. Beyond the safe custody thereof, no Secured Party shall have a duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of any Secured Parties, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

              b. No course of dealing between the Grantees and any Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder or under the Letters of Credit and/or the Letters of Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

              c. Each Secured Party's rights and remedies with respect to the Collateral, whether established hereby, by the Letters of Credit and/or the Letters of Credit Agreement, or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

              d. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

              e. This Agreement is subject to modification only by a writing signed by the Grantees, ASA, CRP and Citizens.

              f. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided however, that the rights and obligations of the Grantees under this Agreement shall not be assigned or delegated without the prior written consent of each Secured Party, and any purported assignment or delegation without such consent shall be void.

              g. By this reference, Citizens is an intended third party beneficiary of this Agreement.

              h. Notwithstanding anything herein to the contrary, Section 12 of the Original Security Agreement and the last sentence contained in Section 8 of the Original Security Agreement (the "Surviving Provisions") remain in full force and effect. The Surviving Provisions are subject to modification only by a writing signed by the Grantees, ASA, the CRP Entities and CWP.

         14. Term of Agreement.
             ------------------

         The term of this Agreement shall commence on the date hereof and this Agreement shall continue in full force and effect, and be binding upon the Grantees, until all of the Obligations have been fully paid and performed and such payment and performance has been acknowledged in writing by each Secured Party, such acknowledgment which shall not be unreasonably withheld or delayed, whereupon this Agreement shall terminate.

         15. Governing Law.
             --------------

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. The parties hereby: (i) in any legal proceeding brought in connection with this Agreement or the transactions contemplated hereby, irrevocably submit to the nonexclusive in personam jurisdiction of (A) any state or Federal court of competent jurisdiction sitting in the Commonwealth of Massachusetts, Middlesex County or
(B) in the event that any party is a defendant in any legal proceeding in which it seeks to join the other as a third party defendant, then, any state or Federal court in which such proceeding has properly been brought, and consent to suit therein; and (ii) waive any objection they or it may now or hereafter have to the venue of such proceeding in any such court or that such proceeding was brought in an inconvenient court.

                                      * * *

         IN WITNESS WHEREOF, the parties have caused these presents to be duly executed and delivered the day and year first above written.

                                          COMMERCIALWARE, INC.

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          TRANSACTION SMARTWARE, INC.

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          Notice Address:

                                          CommercialWare, Inc.
                                          Cochituate Place
                                          24 Prime Park Way
                                          Natick, MA 01760
                                          Attention:  Chief Financial Officer
                                          Facsimile:  (508) 647-9495

                                          With a copy to:

                                          Foley Hoag LLP
                                          155 Seaport Blvd.
                                          Boston, MA 02210
                                          Attention:  William Kolb, Esq.
                                          Facsimile:  (617) 832-7000


                                          ASA INTERNATIONAL LTD.

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          Notice Address:

                                          ASA International Ltd.
                                          10 Speen Street
                                          Framingham, Ma  01701
                                          Attention:  President
                                          Facsimile:  (508) 626-0638

                                          With a copy to:

                                          Epstein, Becker & Green, P.C.
                                          111 Huntington Avenue
                                          Boston, MA  02109
                                          Attention:  Paul D. Broude, Esq.
                                          Facsimile:  (617) 342-4001


                                          CAPITAL RESOURCE PARTNERS IV, L.P.

                                          By:      CRP PARTNERS IV, L.L.C.
                                          As Its:  General Partner

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          Notice Address:

                                          Capital Resources Partners IV, L.P.
                                          85 Merrimac Street
                                          Suite 200
                                          Boston, MA 02114
                                          Attention:  Stephen M. Jenks
                                          Facsimile:  (617) 733-9819

                                          With a copy to:

                                          Testa, Hurwitz & Thibeault, LLP
                                          125 High Street
                                          Boston, MA 02110
                                          Attention: Andrew E. Taylor, Jr., Esq.
                                          Facsimile: (617) 248-7100


                                          Accepted and Agreed as to Section 1:

                                          Citizens Bank of Massachusetts

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE I

                                       TO

                                    AGREEMENT
                                    ---------

         All of CWI's right, title and interest in, under and to the following (collectively, the "CWI IP Collateral"):

         All intellectual property of CWI's, whether now owned or hereafter acquired, or in which CWI may now have or hereafter acquired an interest, wherever located, including all trademarks, trademark rights, service marks, service mark rights (but excluding any United States Trademark application based upon an intent to use a mark unless and until such application is amended to state an actual use of the mark), copyrights, trade names, trade name rights, fictitious business names, the rights to the name "CommercialWare" and all variants thereof, works of authorship, inventions, industrial models, industrial designs, utility models and certificates of invention, designs, emblems and logos, trade secrets, know-how, manufacturing formulae, technical information, mask work registrations, inventions, franchises, franchise rights, customer and supplier lists together with the goodwill associated therewith and other proprietary rights used primarily in connection with the business of CWI, and any and all substitutions therefor and replacements thereof, and any and all additions and accessions thereto. Not by way of limitation, the following trademark registrations and applications shall be included as part of the collateral:

Trademark Registrations
-----------------------
COMMERCIALWARE                       Registration No. 1470484
DOT.COMMENTS                         Registration No. 2457125
COMMERCIALWARE
  DRIVES THIS E-BUSINESS             Registration No. 2503559
INSTANTON                            Registration No. 2520154
ANALYTICS.DOT.COMMERCE               Registration No. 2629479
COLLABORATE.DOT.COMMERCE             Registration No. 2620795
RETAIL.DOT.COMMERCE                  Registration No. 2629480

Trademark Applications Pending
------------------------------
CWANALYTICS                          Serial No. 78/312124
CWLOCATE                             Serial No. 78/300404

Trademark Applications Allowed
------------------------------
CWCOLLABORATE                        Serial No. 78/207316
CWDATA                               Serial No. 78/217115
CWDIRECT                             Serial No. 78/207310
CWINTEGRATE                          Serial No. 78/207324
CWSTORE                              Serial No. 78/207338

         Also included are the proceeds and products of the above-referenced CWI IP Collateral.

                                   SCHEDULE II

                                       TO

                                    AGREEMENT
                                    ---------

         All of CWI's right, title and interest in, under and to the following (collectively, the "Other CWI Collateral"):

         All personal property and fixtures of CWI, tangible or intangible, whether now owned or now due, or in which CWI has an interest, or hereafter acquired, arising, or to become due, or in which CWI obtains an interest, and all products, proceeds, substitutions, and accessions thereto, including, without limitation, the following:

          (a)  All accounts and accounts receivable.

          (b)  All inventory.

          (c)  All general intangibles.

          (d)  All equipment.

          (e)  All goods.

          (f)  All fixtures.

          (g)  All chattel paper.

          (h) All books, records, and information relating to the Other CWI Collateral and/or to the operation of CWI's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.

          (i) All investment property, instruments, documents, deposit accounts, policies and certificates of insurance, deposits, impressed accounts, compensating balances, money, cash, or other property.

          (j) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing or otherwise.

          (k) All liens, guaranties, rights, remedies, and privileges (including, without limitation, repurchase rights) pertaining to any of the foregoing including the right of stoppage in transit.

         The security interest of the Secured Parties shall attach as soon as CWI obtains any interest in any Other CWI Collateral, it being the intention of both CWI and the Secured Parties that the Secured Parties' security interest shall attach before the Other CWI Collateral becomes fixtures or before the Other CWI Collateral is installed or affixed to other collateral.

         The Other CWI Collateral does not include the following:

         All intellectual property of CWI, whether now owned or hereafter acquired, or in which CWI may now have or hereafter acquired an interest, wherever located, including all trademarks, trademark rights, service marks, service mark rights, copyrights, trade names, trade name rights, fictitious business names, the rights to the name "CommercialWare" and all variants thereof, works of authorship, inventions, industrial models, industrial designs, utility models and certificates of invention, designs, emblems and logos, trade secrets, know-how, manufacturing formulae, technical information, mask work registrations, inventions, franchises, franchise rights, customer and supplier lists together with the goodwill associated therewith and other proprietary rights used primarily in connection with the business of CWI, any and all substitutions therefor and replacements thereof, and any and all additions and accessions thereto, and all proceeds and products thereof.

                                  SCHEDULE III

                                       TO

                                    AGREEMENT
                                    ---------


With respect to CWI:

Cochituate Place
24 Prime Park Way
Natick, MA 01760


With respect to TSI:

251 W. 30th Street
New York, NY 10001

and

Cochituate Place
24 Prime Park Way
Natick, MA 01760

                                   SCHEDULE IV

                                       TO

                                    AGREEMENT
                                    ---------

         All of TSI's right, title and interest in, under and to the following (collectively, the "TSI IP Collateral"):

         All intellectual property of TSI's, whether now owned or hereafter acquired, or in which TSI may now have or hereafter acquired an interest, wherever located, including all trademarks, trademark rights, service marks, service mark rights (but excluding any United States Trademark application based upon an intent to use a mark unless and until such application is amended to state an actual use of the mark), copyrights, trade names, trade name rights, fictitious business names, the rights to the name, works of authorship, inventions, industrial models, industrial designs, utility models and certificates of invention, designs, emblems and logos, trade secrets, know-how, manufacturing formulae, technical information, mask work registrations, inventions, franchises, franchise rights, customer and supplier lists together with the goodwill associated therewith and other proprietary rights used primarily in connection with the business of TSI, and any and all substitutions therefor and replacements thereof, and any and all additions and accessions thereto.


         Also included are the proceeds and products of the above-referenced TSI IP Collateral.

                                   SCHEDULE V

                                       TO

                                    AGREEMENT
                                    ---------

         All of TSI's right, title and interest in, under and to the following (collectively, the "Other TSI Collateral"):

         All personal property and fixtures of TSI, tangible or intangible, whether now owned or now due, or in which TSI has an interest, or hereafter acquired, arising, or to become due, or in which TSI obtains an interest, and all products, proceeds, substitutions, and accessions thereto, including, without limitation, the following:

          (a)  All accounts and accounts receivable.

          (b)  All inventory.

          (c)  All general intangibles.

          (d)  All equipment.

          (e)  All goods.

          (f)  All fixtures.

          (g)  All chattel paper.

          (h) All books, records, and information relating to the Other TSI Collateral and/or to the operation of TSI's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.

          (i) All investment property, instruments, documents, deposit accounts, policies and certificates of insurance, deposits, impressed accounts, compensating balances, money, cash, or other property.

          (j) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing or otherwise.

          (k) All liens, guaranties, rights, remedies, and privileges (including, without limitation, repurchase rights) pertaining to any of the foregoing including the right of stoppage in transit.

         The security interest of the Secured Parties shall attach as soon as TSI obtains any interest in any Other TSI Collateral, it being the intention of both TSI and the Secured Parties that the Secured Parties' security interest shall attach before the Other TSI Collateral becomes fixtures or before the Other TSI Collateral is installed or affixed to other collateral.

         The Other TSI Collateral does not include the following:

         All intellectual property of TSI, whether now owned or hereafter acquired, or in which TSI may now have or hereafter acquired an interest, wherever located, including all trademarks, trademark rights, service marks, service mark rights, copyrights, trade names, trade name rights, fictitious business names, works of authorship, inventions, industrial models, industrial designs, utility models and certificates of invention, designs, emblems and logos, trade secrets, know-how, manufacturing formulae, technical information, mask work registrations, inventions, franchises, franchise rights, customer and supplier lists together with the goodwill associated therewith and other proprietary rights used primarily in connection with the business of TSI, any and all substitutions therefor and replacements thereof, and any and all additions and accessions thereto, and all proceeds and products thereof.